Lease Arrangements	12 Months Ended
Dec. 31, 2021
Lease Arrangements
Lease Arrangements

9. Lease Arrangements

Charters-out

As of December 31, 2021, the Company generated operating revenues from its 71 vessels on time charters or bareboat charter agreements, with remaining terms ranging from less than one year to June 2028. Under the terms of the charter party agreements, most charterers have options to extend the duration of contracts ranging from less than one year to five years after the expiration of the contract. The Company determines fair value of its vessels at the lease commencement date and at the end of lease term for lease classification with the assistance from valuations obtained by third party independent shipbrokers. The Company manages its risk associated with the residual value of its vessels after the expiration of the charter party agreements by seeking multi-year charter arrangements for its vessels.

The future minimum rentals, expected to be earned on non-cancellable time charters consisted of the following as of December 31, 2021 (in thousands):

2022	$850,851
2023	753,705
2024	551,119
2025	310,347
2026	204,493
2027 and thereafter	182,316
Total future rentals	$2,852,831

Rentals from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance of the vessel. In arriving at the future minimum rentals, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.